YCG ENHANCED FUND

Ticker Symbol- YCGEX

a series of
YCG FUNDS

PROSPECTUS

December 28, 2012

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1-  Fund Summary
This section provides you with an overview of the Fund, including investment objectives, fees and expenses, and historical performance information.

Investment Objective	3
Fees and Expenses	3
Portfolio Turnover	3
Principal Investment Strategies	4
Principal Risks	4
Past Performance	6
Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker/Dealers and Other Financial Intermediaries	6

Section 2-  Additional Information About Fund Investments
This Section provides additional information about the Fund's investments and risks

Additional Information About Fund Investments	6
Additional Information About Fund Risks	8

Section 3-  Who Manages Your Money
This section gives you a detailed discussion of our investment adviser and investment managers

The Investment Adviser	9
The Portfolio Managers	9

Section 4-  How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account

Your Account	11
How To Open an Account and Purchase Shares	12
How To Sell (Redeem) Shares of the Fund	13

Section 5-  General Information
This section summarizes the Fund's distribution policies and other general Fund information

Dividends, Distributions and Taxes	18
Net Asset Value	19
Frequent Trading	20
Fund Service Providers	20

Section 6-  Financial Highlights
This section provides the Fund's financial performance for the past five years.

Section 7-  For More Information
This section tells you how to obtain additional information relating to the Fund

See the Fund’s Notice of Privacy Policy on the last page of this prospectus.

SECTION 1-  FUND SUMMARY

INVESTMENT OBJECTIVE
The Fund seeks to maximize long-term capital appreciation consistent with reasonable investment risk.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees (You will be subject to a 2.00% redemption fee if you redeem your shares less than 90 calendar days after you purchase them.)	2.00%
Exchange Fees	None

Annual Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	1.00%
Distribution and (12b-1) Service Fees	0.00%
Other Operating Expenses	0.75%
Total Annual Fund Operating Expenses	1.75%
Fee Waiver and/or Expense Reimbursements (1)	(0.36)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.39%

(1)
In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust.  Pursuant to the expense limitation agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement of expenses classified as “organizational” or “offering” related to the initial registration and offering of the Fund is made only for those  expenses incurred not more than one year prior to the date of reimbursement (2) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (3) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$142	$440

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. This is a new fund without an operating history, so portfolio turnover information is not available.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities without regard to market capitalization that the Adviser believes will produce high, risk-adjusted, forward rates of return (i.e. the long-term annualized return that the Adviser believes a given security can achieve when purchased at the current market price).  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. The Fund may also invest in foreign equity and debt securities.

The Fund’s adviser, YCG, LLC (“YCG” or the “Adviser”) employs a disciplined investment strategy. In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies.  The Adviser generally does not focus on macroeconomic factors. The Adviser searches for above average businesses trading at below average prices.  The Adviser thinks this approach combines the best features of so-called “growth” and “value” investing.

In order to select investments, the Adviser uses independent, in-house, fundamental research to analyze each company, and chooses securities with a 10 year plus time horizon in mind.  The Adviser seeks to purchase stocks which possess one or more of the following “three P's”:

1.	Price – securities trading at prices that the Adviser believes will produce attractive long-term annualized returns with reasonable investment risk.

2.
Product – companies that have some or all of the following characteristics: high market share in core product or service lines, high cash returns on assets, low cyclicality, and high returns on incremental invested capital.

3.	People – companies run by management teams that emphasize shareholder value through prudent capital allocation.

Portfolio Construction
The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund is non-diversified and will hold fewer stocks than the typical stock mutual fund. The Adviser may invest more in its top choices than in investments it thinks are less attractive.  At times, depending on market and other conditions, and in the sole discretion of the Fund’s adviser, YCG, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. Generally, the Fund will hold between approximately 15-50 securities, not including options.

The Adviser may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies with regards to market capitalization.

The Fund may invest up to 10% of its assets in foreign equity securities. This 10% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities, debt securities below investment grade (high yield or junk bonds), and foreign debt securities. The Fund may invest up to 20% of its assets in such debt securities, all of which may be in “junk” bonds, i.e., debt securities that are not investment grade securities.  These types of bonds carry greater risk.

The Adviser generally sells securities of companies when the expected rate of return becomes inadequate, or if it believes there are better investment opportunities available, or if the securities no longer meet its investment criteria. The Adviser may write call options on specific stocks to exit a position or decrease its size. The Adviser will only write call options if it is willing to sell the stock at the exercise price.

While the Adviser seeks to augment returns primarily through the sale of puts and covered calls, this “option enhancement” component may involve additional options strategies.

PRINCIPAL RISKS

Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the net asset value (the "NAV"), total return and value of the Fund and your investment.

Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and you could lose money on your investment.

Stock Selection Risks:  The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund's investment objective.

Non-Diversification Risk: The Fund is non-diversified.  As such it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

Junk Bond Risk:  Junk bonds are debt securities that have credit ratings below investment grade.  Almost all debt securities have interest rate and credit risk.  Junk bonds generally carry a higher level of both interest rate and credit risk than debt securities that are investment grade.

Management Risk: The success of the Fund’s strategy is dependent on the Adviser’s ability and stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.  Further, this is a new Fund and while the Adviser has managed separate accounts, it has not managed a mutual fund in the past.

Options/Derivatives Risk:  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of the Fund to decline.

Risks From Writing Call Options: When the Fund writes call options on its portfolio securities, it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

Risks From Writing Put Options: If the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value.

Risks of Investment In Small Companies:  The Fund may invest in smaller capitalization companies.  Accordingly, the Fund may be subject to the additional risks associated with investment in companies with micro capital structures.   These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii)  lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature  products or services for which a market does not yet exist and/or may never be established.

The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies.  Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in les liquidity.  If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

Who should buy this Fund
The Fund is most appropriate for long term investors who understand the risks of investing and are seeking long term capital appreciation, and who are willing to accept short term volatility and risk.

PAST PERFORMANCE
This is a new Fund without an operating history, so performance information relating to the Fund is not available.  In the future, this Section will contain a bar chart and table to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance).  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT

Investment Adviser
YCG, LLC ("YCG" or the "Adviser")

Portfolio Manager
Mr. Brian Yacktman, Chief Investment Officer and Portfolio Manager, and Mr Elliott Savage, Portfolio Manager, have served as the Fund's portfolio managers since its inception.

PURCHASE AND SALE OF FUND SHARES
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial investment in shares of the Fund is $2,500. Additional investments must be in amounts of $100 or more. The minimum initial investment in retirement accounts (such as an IRA) is $1,000. Additional investments in retirement accounts must be in amounts of $100 or more.  The Fund also offers an Automatic Investment Plan (“AIP”).  The minimum investment for an AIP is $500.   Additional investments must be in amounts of $100 or more.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

SECTION 2-  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

Additional Information About Fund Investments
The Fund seeks to maximize long-term capital appreciation consistent with reasonable investment risk.  The Fund's investment objective is not a fundamental policy of the Fund and may be changed by the Fund's Board of Trustees upon sixty (60) days written notice to Fund shareholders.

The Fund invests primarily in equity securities of any market capitalization that the Adviser believes will produce high, risk-adjusted, forward rates of return and may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means of generating additional income and to tax-efficiently enter and exit positions. The Fund’s investments in equity securities may include common stocks, American Depositary Receipts (ADRs), options, preferred stocks, convertible preferred stocks, rights and warrants. Some, but not all, of the equity securities will pay a dividend. The Fund, however, may also invest in foreign equity  and debt securities.

The Fund’s adviser, YCG, LLC (“YCG” or the “Adviser”) employs a disciplined investment strategy. In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on macroeconomic factors. The Adviser searches for above average businesses trading at below average prices.  The Adviser thinks this approach combines the best features of so-called “growth” and “value” investing. In order to select investments, the Adviser uses independent, in-house, fundamental research to analyze each company. With a 10 year plus time horizon in mind, the Adviser seeks to purchase stocks which possess one or more of the following “three P’s”: (1) Price; (2) Product; and/or (3) People.

Price- Even a great business purchased at a high price is a poor investment. As such, the Adviser first seeks to identify companies trading at prices that it believes will produce high, risk-adjusted, forward rates of return. When evaluating any investment, the returns will be based upon the future cash flows generated. Thus, the Adviser places a strong emphasis on analyzing cash flow and seeks to answer four basic questions: How much normalized cash flow (cash flow adjusted for cyclicality in sales and margins) will the investment produce, after adjusting for often-overlooked items such as option issuance, pensions, and capital expenditures that will reabsorb the cash generated? When will that estimated cash flow arrive? How predictable or risky is that estimated cash flow? What is the price to receive that estimated cash flow? Based on these estimates, the Adviser treats stocks like bonds and calculates an implied expected return and then looks at the yield spread between stocks of varying quality levels.  This method turns on its head the common, mechanical practice of estimating distant future cash flows, valuing those cash flows at an arbitrary discount rate, and then purchasing those cash flows at some predetermined discount to intrinsic value. The Adviser finds their approach allows them to compare investment opportunities and objectively prioritize and focus in on the best ideas.

The stock prices of individual companies can vary significantly over short periods of time, and such price movements are not always correlated with changes in company fundamental performance. Accordingly, the Adviser generally prefers to wait for buying opportunities because the Adviser believes that focusing on the price paid for a security aids in managing risk. Such opportunities do not always occur in correlation with overall market performance trends.

Product- “Product” refers to certain innate characteristics that makeup a high quality company.  The Adviser searches for these high quality companies because it believes that, counter-intuitively, high quality businesses tend to outperform low quality businesses over the long term with less volatility. Additionally, the adviser believes these types of businesses tend to significantly outperform their lower quality peers during catastrophic periods. Generally, these companies possess one or more of the following attributes:

-	High cash return on tangible assets allowing a business to generate cash while growing;

-	Low cyclicality, often due to short customer repurchase cycles (recurring revenue), long product cycles (non-fad like), or inelastic customer demand;

-	High returns on incremental invested capital;

-	Wide and stable profit margins;

-	High market share in core products and/or service lines;

-	Pricing power ;

-	Conservative use of leverage; and

-	Growing competitive advantage or unique franchise characteristics

While some businesses may lack these qualities, the aforementioned process of calculating a forward rate of return helps us to develop a frame of reference for how much extra return we should require before purchasing lower quality stocks. This point should not be overlooked because one would not want to fall into the trap of purchasing a security that appears statistically cheap, regardless of the quality of the assets and without understanding the reinvestment rate or the long-term viability of the business. However, at a price, when the expected forward rate of return sufficiently compensates for the additional risk, the Adviser may venture into lower quality fare.

People- The Adviser seeks to identify management teams that wisely allocate capital. A management team essentially has five options with the cash the company generates and the Adviser evaluates how effectively they “GARDD” this cash:

-	Grow the existing business profitably

-	Acquire synergistic businesses without overpaying

-	Repurchase own stock at value prices

-	Dividend issuance when no other favorable investments exist or when in low tax environments

-	Debt pay down or build up cash

The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund is non-diversified and will hold fewer stocks than the typical stock mutual fund. The Adviser may invest more in its top choices than in investments it thinks are less attractive. At times, depending on market and other conditions, and in the sole discretion of the Fund’s adviser, YCG, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. Generally, the Fund will hold between approximately 15-50 securities, not including options.

Once the Adviser has determined the companies in which it would like to become business owners, it may also choose to strategically write put options on specific stocks to establish a position or further increase its size. The Adviser views this as a possible way to help provide additional margin of safety to the alternative of buying the stock at prevailing market prices. The Adviser will only write put options if it is willing to purchase the stock at the exercise price. The Adviser views this as similar to being paid a premium to enter a limit order to buy a stock it desires to own.

The Adviser generally sells securities of companies when the expected rate of return becomes inadequate, or if it believes there are better investment opportunities available, or if the securities no longer meet its investment criteria. The Adviser may write covered call options on specific stocks to exit a position or decrease its size. The Adviser views this as a way to provide additional income to the portfolio. The Adviser will only write call options if it is willing to sell the stock at the exercise price. The Adviser views this as similar to being paid a premium to enter a limit order to sell a stock it desires to exit.

While the Adviser seeks to augment returns primarily through the sale of puts and calls, this “option enhancement” component may involve additional options strategies.

The Adviser does not attempt to achieve the Fund’s investment objectives by active and frequent trading of common stocks. While the Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund’s average portfolio turnover will generally not exceed 100% annually.

The Adviser follows many more companies than it actually buys. The Adviser does not attempt to “time the market,” but may increase the Fund’s cash position if the Adviser does not believe opportunities exist for purchasing securities of companies that meet its investment requirements. If there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Additional Information About Risks

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

Temporary Defensive Strategy ― At times, the Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, the Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Fund's primary investment strategies. As a result, during these periods, the Fund may not achieve its objective.

Who should buy this Fund
The Fund is most appropriate for long term investors who understand the risks of investing and are seeking long term capital appreciation, and who are willing to accept significant amounts of volatility and risk.

SECTION 3-  WHO MANAGES YOUR MONEY

THE INVESTMENT ADVISER
YCG,  LLC, 11701 Bee Cave Road, Suite 217, Austin, TX 78738, manages the investments of the Fund pursuant to a written investment advisory agreement (the "Advisory Agreement").  As of December 28, 2012, the Adviser had approximately $141.2 million in assets under management.  Brian Yacktman, President of the Trust, is a Member of the Adviser. Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily on the average daily net assets of the Fund. Pursuant to the Advisory Agreement, the Fund will pay fees to the Adviser at the annual rate of 1.00% of the Fund's average daily net assets.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust.  Pursuant to the expense limitation agreement, the Adviser has agreed (for the lifetime of the Fund) to waive or limit its fees and assume other expenses of the Fund so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  This limitation does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

A discussion regarding the basis for the Board's approval of the investment advisory contract is available in the Fund's Statement of Additional Information (“SAI”), dated December 28, 2012.

The SAI provides additional information about the Committee Members' compensation, other accounts managed by the Committee Members and the Committee Members' ownership of shares of the Fund.

The Portfolio Managers
Brian Yacktman serves as the Fund's Lead Portfolio Manager, and has done so since the Fund's inception.  Mr. Yacktman is a founding Member of YCG, LLC, and has served as it Chief Investment Officer since the firm's inception in November 2007.  Prior to founding YCG, LLC, Mr. Yacktman was an associate at Yacktman Asset Management.  He served in that role from 2004 to 2007.  Mr. Yacktman earned a BS in Economics from Brigham Young University in 2002, and an MBA from Brigham Young University in 2004.  Mr. Yacktman has a Series 65 (Investment Advisers) license, which he received in 2011.

Elliott Savage serves as the Fund's Co-Portfolio manager, and has done so since the Fund's inception.  Mr. Savage is a Portfolio Manager and a Principal of YCG. He has been managing money for over a decade. Prior to YCG, Elliott was a Senior Analyst who worked directly with the founding partner at Highside Capital Management, a multi-billion dollar long/short equity hedge fund located in Dallas, Texas. While at Highside, Elliott worked first as a generalist, then as an analyst in the Global Retail Group, and finally as the primary analyst in the Global Financials Group. Prior to joining Highside in 2003, Elliott worked as an investment banker in the Global Chemicals Group at Salomon Smith Barney in New York. Elliott joined Solomon Smith Barney from the University of Virginia where he was an Echols Scholar and graduated with distinction with B.A.’s in both Economics and Cognitive Science and a minor in Biology.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the performance of actual, fee-paying separate accounts (each, an "Account"), referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially identical to those of the Fund. The Composite does not reflect all of the Adviser's assets under management. A complete list and description of the Adviser's composites is available upon request. The data illustrates the past performance of the Adviser in managing similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, custodial fees, foreign withholding taxes on dividends, interest income and capital gains paid, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes. Securities are not valued as of trade-date. Each Account in the Composite was under management for the entire reporting period in which the Account was included.

The currency used to express performance in the Composite is stated in U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws, e.g., the 1940 Act and the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund has no performance record, and the performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The Adviser's Concentrated with Option Enhancement Composite (1)
(July 1, 2008 through September 30, 2012)

The following data illustrates the past performance of the Adviser in managing similar accounts and does not represent the performance of the Fund.

Year	Total Return (net of investment management fees)	Total Return (gross of investment management fees)	S&P 500 Index	Number of Portfolios	Total Assets at End of Period ($millions)	Percentage of Firm Assets
2009	48.15%	49.54%	26.46%	N/A	$ 31.6	32.4%
2010	11.90%	13.31%	15.06%	N/A	$ 37.1	32.8%
2011	9.31%	10.24%	2.11%	N/A	$ 119.2	14.8%
YTD 2012	4.69%	5.60%	16.44%	8	$ 143.2	6.4%
Since Inception	52.91%	60.25%	23.75%	N/A	N/A	N/A

AVERAGE ANNUAL RETURNS (as of September 30, 2012)

Time Period	Net of Investment Management Fees	Gross of Investment Management Fees	S&P 500 Index (2)(3)
One year	17.14%	18.43%	30.20%
Three Years	11.55%	12.78%	13.20%
Since Inception	10.51%	11.74%	5.14%

(1)  Returns include the reinvestment of all income and are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Adviser. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual management fees paid by the accounts included in the Composite. The Adviser's fee schedule for the Composite is as follows: 2.50% on the first $100,000; 2.00% on the next $200,000; 1.50% on the next $700,000 and 1.00% on the remainder. All fees are stated in annual rates and are typically billed quarterly. The Adviser has been verified for the following period: 7/01/2008 to 06/30/2012 by independent verifiers. A copy of the verification report is available upon request.

(2)  The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

(3)  The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

SECTION 4-  HOW YOU CAN BUY AND SELL SHARES

YOUR ACCOUNT

Types of Accounts ― If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

Individual, Sole Proprietorship and Joint Accounts.  Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

Uniform Gift or Transfer To Minor Accounts (UGMA OR UTMA).  Depending on the laws of your state, you may set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give a child up to the maximum amount established under the statute without paying Federal gift tax under the Uniform Gift (or Transfers) to Minors Act. To open a UGMA or UTMA account, you must include the minor's social security number on the application, and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate and Partnership Accounts.  To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

*	For corporations, a corporate resolution signed by an authorized person with a signature guarantee.
*	For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.
*	An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts.  The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Once you have chosen the type of account that you want to open, you are ready to establish an account.

General Information ― The Fund does not issue share certificates. You will receive quarterly account statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your account statement. During unusual market conditions, the Fund may temporarily suspend or discontinue any service or privilege.

Purchasing Shares ― Shares of the Fund may be purchased directly from the Fund or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Shares of the Fund are also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Customer Identification Program ― Federal regulations require that the company through which you open an account obtain certain personal information about you when opening a new account. As a result, the company must obtain the following information for each person that opens a new account:

*	Name;
*	Date of birth (for individuals);
*	Residential or business street address (although post office boxes are still permitted for mailing); and
*	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Method of Purchase

Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the NAV next calculated after receipt. Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.

Each account application (each an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any Account Application, or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Purchase by Mail.  To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund to be purchased:

Regular Mail	Overnight or Express Mail
YCG Enhanced Fund	YCG Enhanced Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of a Fund.

All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and U.S. Bancorp Fund Services, LLC, the Fund's transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 855-444-YCGF (9243) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	YCG Enhanced Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Funds and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you have accepted telephone options on the Account Application, you may purchase additional shares by telephoning the Fund toll free at 855-444-YCGF (9243). This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV determined on the day your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction. Once your telephone transaction has been placed, it cannot be canceled or modified. The Fund is not responsible for delays due to communications or transmission outages or failure.

Minimum Investments ― The minimum initial investment in shares of the Fund is $2,500.  Additional investments must be in amounts of $100 or more. The minimum initial investment in retirement accounts (such as an IRA) is $1,000. Additional investments in retirement accounts must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

Automatic Investment Plans ― You may invest a specified amount of money in the Fund once or twice a month on specified dates pursuant to an Automatic Investment Plan ("AIP"). These payments are taken from your bank account by automated clearinghouse ("ACH") payment. The minimum investment for an AIP is $500 and incremental amounts of $100. To open an AIP account, call or write to us to request an "Automatic Investment" form. Complete and sign the form, and return it to us along with a voided check for the bank account from which payments will be made.

A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent in writing or by telephone at 855-444-YCGF (9243). Any change should be submitted at least 5 days prior to effective date.

Transactions Through Third Parties ― You may buy and sell shares of the Fund through certain brokers (and their authorized agents) that have made arrangements with the Distributor to sell Fund shares. When you place your order with such a broker or its authorized agent, your order is treated by the broker as if you had placed it directly with the Fund, and you will pay or receive the next price calculated by the Fund. The broker (or authorized agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's current prospectus. The broker (or its authorized agent) may charge you a fee for handling your order.

How to Pay for Your Purchase of Shares ― You may purchase shares of the Fund by check, ACH payment, or wire. All payments must be in U.S. dollars.

Checks.   All checks must be drawn on U.S. banks and made payable to "YCG Enhanced Fund." No other method of check payment is acceptable (for example, you may not pay by travelers check).

ACH Payments.  Instruct your financial institution to make an ACH payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

Wires.  Instruct your financial institution to make a Federal funds wire payment to us. Your financial institution may charge you a fee for this service.

Limitations on Purchases ― The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year).

Cancelled or Failed Payments ― The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be cancelled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to non-payment. If we cancel your purchase due to non-payment, you will be responsible for any loss the Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

Full name;
Date of birth (individuals only);
Social Security or taxpayer identification number; and
Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 855-444-YCGF (9243).

If we are unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may open your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

HOW TO SELL (REDEEM) SHARES OF THE FUND

You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a "redemption" because the Fund buys back its shares. The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable redemption fee.  See "Redemption Procedures" below. We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account.  Except under certain emergency conditions, we will send your redemption to you within seven (7) calendar days after we receive your redemption request. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to fifteen (15) calendar days.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call 855-444-YCGF (9243) for further information regarding redemptions. WE WILL NOT PROCESS YOUR REDEMPTION REQUEST IF IT IS NOT IN PROPER FORM (SEE "REDEMPTION PROCEDURES"). HOWEVER, WE WILL NOTIFY YOU IF YOUR REDEMPTION REQUEST IS NOT IN PROPER FORM.

If you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV. Your share price will be based on the next NAV calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will generally be deemed in “good order” if it includes:

·	The shareholder’s name;
·	The name of the Fund you are redeeming;
·	The class of shares to be redeemed;
·	The account number;
·	The share or dollar amount to be redeemed; and
·	Signatures by all shareholders on the account (with signature(s) guaranteed if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

Redemption Procedures.

By Mail ― To redeem shares of the Fund, your redemption request must be in proper form. To redeem by mail, prepare a written request including:

*	Your name(s) and signature(s);
*	The name of the Fund, and your account number;
*	The dollar amount or number of shares you want to redeem;
*	How and where to send your proceeds;
*	A signature guarantee, if required (see "Signature Guarantee Requirements"); and
*	Any other legal documents required for redemption requests by corporations, partnerships or trusts.

Mail your request and documentation to:

Regular Mail	Overnight or Express Mail
YCG Enhanced Fund	YCG Enhanced Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

By Wire ― You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. Wire requests are only available if your redemption is for $100 or more.

To request a wire redemption, mail or call us with your request. If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

By Telephone ― We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or on a separate form.

If you have been accepted for telephone transactions (either on the Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, in amounts of $50,000 or less, by instructing the Fund by telephone at 855-444-YCGF (9243). A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. Once your telephone transaction has been placed, it cannot be canceled or modified. The Fund is not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

Your Fund account number;

The name in which your account is registered; or

The Social Security or taxpayer identification number under which the account is registered.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See "By Wire" above). Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. Neither the Fund nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

To set up periodic redemptions automatically, call or write the Fund for an "Automatic Redemption" form. You should complete the form and mail it to the Fund with a voided check for the account into which you would like the redemption proceeds deposited.

Signature Guarantee Requirements ―

The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee of each owner is required in the following situations:

If ownership is being changed on your account;
When redemption proceeds are payable or sent to any person, address or bank account not on record;
If a change of address request has been received by the Transfer Agent within the last 30 days; and
For all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Small Accounts ― If the value of your account falls below $1,000, the Fund may ask you to increase your balance. If the account value is still below $1,000 after 30 days, the Fund will provide you with 60 days written notice in order to allow you a reasonable opportunity to increase the size of your account. If after the 60 days notice period, your account remains below $1,000, the Fund may close your account and send you the proceeds. The Fund will not close your account, however, if it falls below $1,000 solely as a result of a reduction in your account's market value.

Transferring Registration ― If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or Taxpayer Identification Number and how dividends and capital gains are to be distributed; (4) signature guarantees; and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at 855-444-YCGF (9243).

Lost Accounts ― Lost Accounts. It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Other Redemption Considerations

The Funds offer a Systematic Withdrawal Plan ("SWP") whereby shareholders may request that a check be drawn in a particular amount be sent to them each month, calendar quarter, or annually.  Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network.  To establish a SWP, your account must have a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or year is $100.  The SWP may be terminated or modified by the Funds at any time.  The shareholder should submit any termination or modification to the transfer agent five days prior to effective date.  To establish a SWP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the transfer agent.  A signature guarantee may be required.  Your withdrawals may, over time, deplete your original investment- or exhaust it entirely if you make large and frequent withdrawals.  Please call 1-855-444-YCGF if you have additional questions about establishing a SWP.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

How To Contact The Fund ― For more information about the Fund or your account, you may write to the Fund at:

Regular Mail	Overnight or Express Mail
YCG Enhanced Fund	YCG Enhanced Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Or you may call toll free at 855-444-YCGF (9243).

Redemption Fee ―

The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for 90 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts.

SECTION 5-  GENERAL INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When the Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid.

When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

The Fund distributes dividends and capital gains, if any, annually.  All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Taxes
Your investment will have tax consequences that you should consider. Some of the more common federal income tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Fund's shareholders. For more detailed information regarding tax considerations, see the Fund's SAI.

Taxes On Distributions ― The Fund operates in a manner such that it will not be liable for Federal income or excise tax, provided that it distributes the amount required to avoid such taxes. Distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to local, state and federal taxes. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself.

The Fund will mail reports containing information about the Fund's distributions during the year to you after December 31st of each year (by January 31st).

Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes On Sales or Redemptions Of Shares ― The sale of Fund shares is a taxable transaction for Federal income tax purposes. Selling shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss.

"Buying A Dividend" ― All distributions reduce the NAV of the Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do purchase shares prior to a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding ― By law, the Fund must withhold 28% of your taxable distribution and proceeds if you (1) have failed to provide a correct taxpayer identification number (TIN); (2) are subject to backup withholding by the Internal Revenue Service (IRS); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

NET ASSET VALUE

The Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) on each business day that the NYSE is open (the "Valuation Time"). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's securities are valued primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund's long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future.  Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

FUND SERVICE PROVIDERS

Custodian ― US Bank NA Custody Operations 1555 N. River Center Drive, Suite 302 Milwaukee, WI  53212 serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

Transfer Agent and Dividend Disbursing Agent ― Pursuant to a Transfer Agent Agreement with the Trust, US Bancorp Fund Services (“USBF”) acts as the Fund's transfer and disbursing agent. USBFS is located at 615 East Michigan Street Milwaukee, WI 53202.

Legal Counsel ― Legal matters in connection with the issuance of shares of beneficial interest of the Fund are passed upon by Kaplan Voekler Cunningham & Frank, PLC, 7 East Second Street, Richmond, VA  23224.

Compliance Services- Drake Compliance, LLC, 422 Fleming Street, Suit 7, Key West, FL  33040, has been engaged by the Trust to provide Chief Compliance Officer services.  Mr. David Jones, Managing Member of Drake Compliance. LLC, has been designated to serve as the Trust's Chief Compliance Officer.

Independent Registered Public Accounting Firm ― Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH  44115, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2013.  Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting consulting services as requested.

SECTION 6-  FINANCIAL HIGHLIGHTS

This is a new Fund without an operating history, so performance information relating to the Fund is not available.  In the future, this Section will contain the Financial Highlights Table, which is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations).

SECTION 7- FOR MORE INFORMATION

Shareholder Communications ― Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 855-444-YCGF (9243) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Additional information about the Fund is available in the Fund's Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund.  A current SAI, dated December 28, 2012, has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.  Additional information about the Fund's investments will also available in the Fund's audited annual report.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's SAI, annual report and semi-annual report all available, without charge upon request.  To receive a copy of any of these documents or to make other types of inquiries to the Funds, please contact the Fund;

	YCG Funds	Securities and Exchange Commission
By Phone:	855-444-YCGF (9243).	1-202-942-8090
By Mail:	YCG Funds c/o US Bancorp Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102 (a duplicating fee required)
By E-mail:	info@ycgfunds.com	Publicinvest@sec.gov (a duplicating fee required)
By Internet:	www.ycgfunds.com	http://www.sec.gov
In Person:		Public Reference Room Securities and Exchange Commission, Washington, D.C.

*A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

YCG Funds
Investment Company Act No. 811-22748

Privacy Notice

FACTS	WHAT DOES YCG FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all information sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this Notice carefully to understand what we do.

WHAT?
The types of information we collect and share depend on the product or service you have with us.  This information can include:
•     Social Security Number
•     Assets
•     Retirement Assets
•     Transaction History
•     Checking Account History
•     Purchase History
•     Account Balances
•     Account Transactions
•     Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons YCG Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does YCG Funds Trust share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates' everyday business purposes- information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 855-444-YCGF (9243)

Who we are
Who is providing this Notice?	YCG Funds YCG, LLC (investment adviser to the Trust) US Bancorp Fund Servcies, LLC (administrator to the Trust)
What we do
How does YCG Funds protect your personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does YCG Funds collect your personal information?
We collect your personal information, for example, when you
•     Open an account
•     Provide account information
•     Give us your contact information
•     Make deposits or withdrawals from your account
•     Make a wire transfer
•     Tell us where to send the money
•     Tell us who receives the money
•     Show your government-issued ID
•     Show your drivers' license
We also collect your personal information from other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only:
•     Sharing for affiliates' everyday business purposes- information about your creditworthiness.
•     Affiliates from using your information to market to you.
•     Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. YCG, LLC, is an affiliate of YCG Funds
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • YCG Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • YCG Funds does not jointly market.